Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated September 18, 2017
to the
Summary Prospectus, Prospectus and Statement of Additional Information, each dated July 29, 2017 for the USA Mutuals Vice Fund (the "Fund"),
a series of USA Mutuals (the "Trust")

This supplement makes the following amendments to disclosures in the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI").

Effective immediately, Mr. Gerald Sullivan no longer serves as portfolio manager of the Fund or Treasurer of the Trust.  All references to Mr. Sullivan as the portfolio manager and Treasurer in the Summary Prospectus, Prospectus and SAI are hereby removed.

Also effective immediately, Mr. Jordan Waldrep has been added as the portfolio manager of the Fund and Treasurer of the Trust.  Accordingly, the Summary Prospectus, Prospectus and SAI are revised as described below.

Summary Prospectus and Prospectus - Portfolio Manager

Mr. Jordan Waldrep, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio and has managed the Fund since August 28, 2017.

Prospectus - Management of the Fund – Portfolio Manager

Mr. Jordan Waldrep, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day portfolio management of and investment research for the Fund.  He has managed the Fund since August 28, 2017.  Mr. Waldrep has over 18 years of investment experience.  He was the portfolio manager of Blackfin Capital ("Blackfin") from March 2014 through August 2017.  Prior to Blackfin, he was an analyst and trader at Hourglass Capital since 2008.  Mr. Waldrep is a member of the CFA Institute and the CFA Society of Dallas and Fort Worth.  He is a Chartered Financial Ananlyst.  Mr. Waldrep received a BA in Biology and History from Texas A&M University and an MBA from the University of Texas McCombs School of Business.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

SAI - Management of the Fund – Trustees and Officers

Trustees and Officers
The Trustees and officers of the Fund are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1955	Independent Trustee	Indefinite Term; Since 2001	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004- 2017).	1	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1956	Independent Trustee	Indefinite Term; S ince 2001	Pilot, Frontier/Midwest Airlines (Airline Company) (1986– present).	1	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Trustee and Chairperson	Indefinite Term; Since 2001	President (2017– present); Chief Operating Officer (2016–present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–2017).	1	Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios); Trustee, Buffalo Funds (an open- end investment company with ten portfolios).
Michael N. Loukas Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1972	President	Indefinite Term; Since 2016	President, USA Mutuals Advisors, Inc. (July 2016–present); Managing Principal, WaveFront Capital Management, L.P. (2013–July 2016); Head of Marketing, Evolution Realty Capital (2011–2013).	N/A	N/A

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Jordan Waldrep Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1975	Treasurer	Indefinite Term; Since 2017
Treasurer, USA
Mutuals Advisors, Inc.
(September 2017–
present); Portfolio
Manager, USA Mutuals
Advisors, Inc. (August
2017–present);
Portfolio Manager for
Blackfin Capital
(March 2014–August
2017); Analyst &
Trader for Hourglass
Capital (June 2008–
December 2013).

			N/A	N/A
Ann Marie Swanson Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1965	Chief Compliance Officer	Indefinite Term; Since 2017
Director, Alaric
Compliance Services
(2015–present); Vice
President / Chief
Compliance Officer,
Thomas Partners
Investment
Management (2013–
2015); Senior Vice
President / Chief
Compliance Officer,
Aletheia Research and
Management (2010–
2013).

			N/A	N/A
Emily R. Enslow 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Secretary	Indefinite Term; Since 2015
Assistant Vice
President, U.S. Bancorp
Fund Services, LLC
(July 2013–present);
Proxy Voting
Coordinator and Class
Action Administrator,
Artisan Partners
Limited Partnership
(September 2012–July
2013); Legal
Internship, Artisan
Partners Limited
Partnership (February
2012–September 2012).
			N/A	N/A
*	Mr. Neuberger is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of the Distributor.

SAI - Management of the Fund – Portfolio Manager

Mr. Jordan Waldrep serves as the portfolio manager of the Fund (the "Portfolio Manager") and is responsible for the day-to-day portfolio management of and investment research for the Fund.

Other Accounts Managed by the Portfolio Manager
The following provides information regarding other accounts managed by the Portfolio Manager as of August 31, 2017:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Jordan Waldrep
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$11.2 million	0	$0

Potential Conflicts of Interest by the Portfolio Manager
Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will proceed in a manner that ensures that the Fund will not be treated materially less favorably.  However, there is currently little overlap between the securities in the other accounts managed by the Portfolio Manager and the securities in the Fund. Furthermore, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated and that any outside business activities are properly reported and monitored.  Additionally, the Portfolio Manager  anticipates that in October 2017 he will no longer manage any other accounts other than the Fund.

Portfolio Manager Compensation
The Portfolio Manager is paid a fixed salary with increases granted based on the Fund's net assets, a fixed bonus not based on Fund performance, and a fixed retirement plan.

Ownership of Fund Shares by the Portfolio Manager
As of August 31, 2017, the Portfolio Manager did not beneficially own shares of the Fund.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.